UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

MID-SOUTHERN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-38491	82-4821705
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 North Water Street, Salem, Indiana	47167
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 883-2639

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MSVB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)Appointment of Additional Director

On December 14, 2022, the Board of Directors (the “Board”) of Mid-Southern Bancorp, Inc. (the “Company”) authorized an increase in the size of the Board from seven to eight members effective December 14, 2022. On December 14, 2022, to fill the vacancy the Board appointed the Company’s Executive Vice President and Senior Loan Officer, James (Jimmy) O. King, III, age 49, to the Board as a member of the class of directors serving with a term expiring at the Company’s 2024 Annual Meeting of Stockholders. Mr. King joined Mid-Southern Savings Bank in October 2021 as Executive Vice President and Senior Loan Officer. Before joining the Bank, he held several positions at King Southern Bank of Chaplin, Kentucky, with the last being President and Chief Executive Officer of King Southern Bank and its holding company, King Bancorp, Inc. from 2015 through May 2019. After King Bancorp, Inc. was acquired in May 2019 by Stock Yards Bancorp, Inc., the parent company of Stock Yards Bank & Trust in Louisville, Kentucky, Mr. King remained with the acquiring bank as Business Development Officer from May 2019 to October 2021 to assist in the transition of the customer base. Mr. King was appointed as a director because of his role as an executive officer, his knowledge of the banking industry and his in-depth knowledge of the Company and its expanding market in Kentucky. As a result of these and other professional experiences, Mr. King possesses particular knowledge and experience that strengthens the Board’s collective qualifications, skills and experience.

In connection with his appointment, Mr. King will receive no additional compensation for his service as a member of the Board of Directors in accordance with the Company’s standard compensation arrangements for compensation of directors serving as executive officers of the Company. There are no transactions between the Company and Mr. King that would currently require disclosure under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

99.1Press release dated December 15, 2022

104Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-SOUTHERN BANCORP, INC.

Date: December 15, 2022	/s/ Alexander G. Babey
Alexander G. Babey
President and Chief Executive Officer